Long-Term Debt	12 Months Ended
Dec. 31, 2019
Long-Term Debt [Abstract]
Long-Term Debt

9. LONG-TERM DEBT

Notes Payable

Note Payable to a Related Party

We have an unsecured promissory note payable of $0.9 million to Sterne, Kessler, Goldstein, & Fox, PLLC (“SKGF”), a related party (see Note 16), for outstanding unpaid fees for legal services.  The SKGF note, as amended in 2018, accrued interest at a rate of 8% per annum and provided for payments of principal and interest of approximately $48,500 per month commencing October 31, 2018 through March 31, 2020.  At December 31, 2018, we were in default on the payment terms of the SKGF note. In March 2019, we amended the note to provide for a waiver of past payment defaults, a decrease in the interest rate from 8% per annum to 4% per annum, an extension of the maturity date from March 2020 to April 2022, and a modification of payment terms.  This amendment constituted a troubled debt restructuring and was accounted for on a prospective basis from the date of the amendment. As of June 29, 2019, we amended the note to provide for a postponement of past payment defaults and future payments until October 2019.  In October 2019, we further amended the note to provide a continued waiver of any payment defaults and to modify the payment schedule such that repayments of principal and interest commence January 31, 2020 at a rate of $10,000 per month with a final balloon payment due in April 2022.  We are currently in compliance with all the terms of the note, as amended.  For the years ended December 31, 2019 and 2018, we recognized interest expense of approximately $0.04 million and $0.06 million, respectively, related to this note.

Unsecured Short-Term Notes Payable

In May and June 2019, we entered into short-term promissory notes with accredited investors for aggregate proceeds of approximately $0.23 million. The notes were unsecured, accrued interest at a rate of 18% per annum and had an original maturity date at the earlier of ninety (90) days following the issuance date or upon our receipt of additional litigation financing. Subsequently, the maturity date for the notes was extended to December 2019 and the interest rate was increased to 20% per annum.  In the first quarter of 2020, we issued an aggregate of 1,740,426 shares of our common stock as an in-kind repayment of all outstanding principal and accrued interest on these short-term notes (see Note 18).  Interest expense incurred on these short-term notes for the year-ended December 31, 2019, was approximately $0.03 million.

Secured Note Payable

We have a note payable to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (“Mintz”) for outstanding, unpaid attorney’s fees and costs associated with our patent enforcement program. The Mintz note is non-interest bearing, except in the event of a default, and is secured by certain of our U.S. and foreign patents. The note, at Mintz’s option, accelerates and becomes immediately due and payable in the case of standard events of default and/or in the event of a sale or other transfer of substantially all of our assets or a transfer of more than 50% of our capital stock in one or a series of transactions or through a merger or other similar transaction. In an event of default, the note will accrue interest at a rate of 12% per annum on any outstanding balance until such time that the note is paid in full.

The Mintz note provided for an initial installment of $0.1 million upon execution and monthly installments of $0.2 million beginning November 2018.  We repaid an aggregate of $1.2 million and $0.1 million in 2019 and 2018, respectively, and therefore failed to meet our payment obligations under the Mintz note.  Mintz waived past and future payment defaults, an increase in the default interest rate to 12% and acceleration of unpaid principal and interest through November 16, 2019, provided that no other event of default occurred.  As of December 31, 2019, we were in payment default under the note, and accordingly, the note balance at December 31, 2019 includes approximately $0.02 million in default interest.    We are in active discussions with Mintz to cure the default and resolve outstanding fees, including approximately $1.6 million included in accounts payable at December 31, 2019, which are currently in dispute.  Currently, Mintz has not requested acceleration of unpaid principal and interest on the note, nor have they waived the outstanding default.  In the first quarter of 2020, we paid Mintz an aggregate of approximately $1.2 million against outstanding amounts owed to them.

At December 31, 2019, the aggregate maturities of our notes payable are as follows (in thousands):

2020	$1,533
2021	90
2022	703
Total	$2,326

The estimated fair value of our notes payable at December 31, 2019 is approximately $2.2 million based on a risk-adjusted discount rate.

Convertible Notes

In 2019 and 2018, we sold five-year convertible promissory notes for aggregate proceeds of approximately $2.4 million and $1.3 million, respectively.  Our convertible notes represent five-year promissory notes that are convertible, at the holders’ option, into shares of our common stock at fixed conversion prices. Interest payments are made on a quarterly basis and are payable, at our option and subject to certain equity conditions, in either cash, shares of our common stock, or a combination thereof. To date, all interest payments on the convertible notes have been made in shares of our common stock.  We have recognized the convertible notes as debt in our consolidated financial statements.  The fixed conversion prices of certain of the notes were below market value of our common stock on the closing date resulting in a beneficial conversion feature with a value of approximately $0.6 million and $0.4 million for the years ended December 31, 2019 and 2018, respectively.  The beneficial conversion feature is recorded as a discount on the convertible notes with a corresponding increase to additional paid in capital.

Convertible notes payable at December 31, 2019 and 2018, consist of the following (in thousands):

	Fixed	Effective
	Conversion	Interest		December 31,
Description	Rate	Rate	Maturity Date	2019	2018
Convertible notes dated September 10, 2018	$0.40	8.3%	September 7, 2023	$700	$800
Convertible notes dated September 19, 2018	$0.57	8.3%	September 19, 2023	425	$425
Convertible notes dated February/March 2019	$0.25	8.0%	February 28, 2024 to March 13, 2024	1,300	-
Convertible notes dated June/July 2019	$0.10	8.0%	June 7, 2024 to July 15, 2024	390	-
Convertible notes dated July 18, 2019	$0.08	46.1%	July 18, 2024	700	-
Convertible notes dated September 13, 2019	$0.10	25.9%	September 13, 2024	50	-
Total principal balance				3,565	1,225
Less unamortized discount				832	388
				$2,733	$837

The July 18, 2019, notes bear interest at a stated rate of 7.5% per annum, while all other notes bear interest at a stated rate of 8% per annum.  Interest is payable quarterly and we may elect to pay interest in either cash, shares of our common stock, or a combination thereof, subject to certain equity conditions.  For the years ended December 31, 2019 and 2018, we recognized interest expense of approximately $0.32 million and $0.05 million, respectively, including approximately $0.1 million and $0.02 million, respectively, related to amortization of the discount and $0.22 million and $0.03 million, respectively, related to the contractual interest which we elected to pay in shares of our common stock.  The unamortized discount on the convertible notes will be amortized over a remaining period of approximately 4.15 years.

The shares underlying the 2018 convertible notes, as well as shares reserved for future in-kind interest payments on the notes, were registered on a registration statement that was declared effective on November 13, 2018 (File No. 333-228184).  The shares underlying the February and March 2019 convertible notes, as well as shares reserved for future in-kind interest payments on the notes, were registered on a registration statement that was declared effective on April 19, 2019 (File No. 333-230888). The shares underlying the June and July 2019 convertible notes, as well as shares reserved for future in-kind interest payments on the notes, were registered on a registration statement that was declared effective on September 11, 2019 (File No. 333-233390).

At the holders’ option, the convertible notes outstanding at December 31, 2019 could be converted into an aggregate of approximately 20.8 million shares of our common stock based on the fixed conversion prices.  An aggregate of $0.1 million in outstanding principal was converted by the holders into 0.25 million shares of our common stock at a fixed conversion price of $0.40 for each of the years ended December 31, 2019 and 2018.

With the exception of the July 2019 notes, we have the option to prepay the notes any time following the one-year anniversary of the issuance of the notes, subject to a premium on the outstanding principal prepayment amount of 25% prior to the two-year anniversary of the note issuance date, 20% prior to the three-year anniversary of the note issuance date, 15% prior to the four-year anniversary of the note issuance date, or 10% thereafter.  The notes provide for events of default that include failure to pay principal or interest when due, breach of any of the representations, warranties, covenants or agreements made by us, events of liquidation or bankruptcy, and a change in control.  In the event of default, the interest rate increases to 12% per annum and the outstanding principal balance of the notes plus all accrued interest due may be declared immediately payable by the holders of a majority of the then outstanding principal balance of the notes.

Secured Contingent Payment Obligation

The following table provides a reconciliation of our secured contingent payment obligation measured at estimated fair market value for the year ended December 31, 2019 and 2018, respectively (in thousands).

	2019	2018
Secured contingent payment obligation, beginning of year	$25,557	$15,896
Proceeds from contingent payment obligation	-	4,000
Change in fair value	1,094	5,661
Secured contingent payment obligation, end of year	$26,651	$25,557

Our secured contingent payment obligation represents the estimated fair value of our repayment obligation to Brickell Key Investments, LP (“Brickell”) under a February 2016 funding agreement, as amended from time to time (the “CPIA”).  To date, we have received aggregate proceeds of $18 million, including $4.0 million received in 2018, in exchange for Brickell’s right to reimbursement and compensation from gross proceeds resulting from patent enforcement and other patent monetization actions.  No additional proceeds were received from Brickell in 2019.  To date, we have repaid an aggregate of $3.3 million under the CPIA from patent license and settlement proceeds.

In connection with additional proceeds received in December 2018, we issued Brickell a warrant to purchase up to 5.0 million shares of our common stock at an exercise price of $0.16 per share (see Note 13).  As the estimated fair value of the payment obligation to Brickell resulting from this additional funding exceeded the $2.5 million in proceeds received, no value was assigned to the warrants.  The excess of fair value over the proceeds received of approximately $0.8 million was included in the change in fair value of our contingent payment obligation in the accompanying consolidated statement of comprehensive loss for the year ended December 31, 2018.

Brickell is entitled to priority payment of 55% to 100% of proceeds received from all patent-related actions until such time that Brickell has been repaid in full.  After repayment of the funded amount, Brickell is entitled to a portion of remaining proceeds up to a specified minimum return which is determined as a percentage of the funded amount and varies based on the timing of repayment.  In addition, Brickell is entitled to a pro rata portion of proceeds from specified legal actions to the extent aggregate proceeds from those actions exceed the specified minimum return.

Brickell holds a senior security interest in the majority of our assets until such time as the specified minimum return is paid, in which case, the security interest will be released except with respect to the patents and proceeds related to specific legal actions.  The security interest is enforceable by Brickell in the event that we are in default under the agreement which would occur if (i) we fail, after notice, to pay proceeds to Brickell, (ii) we become insolvent or insolvency proceedings are commenced (and not subsequently discharged) with respect to us, (iii) our creditors commence actions against us (which are not subsequently discharged) that affect our material assets, (iv) we, without Brickell’s consent, incur indebtedness other than immaterial ordinary course indebtedness, or (v) there is an uncured non-compliance of our obligations or misrepresentations under the agreement.  As of December 31, 2019, we are in compliance with our obligations under this agreement.

In addition, in the event of a change in control of the Company, Brickell has the right to be paid its return as defined under the CPIA based on the transaction price for the change in control event.

We have elected to measure our secured contingent payment obligation at fair value based on probability-weighted estimated cash outflows, discounted back to present value using a discount rate determined in accordance with accepted valuation methods (see Note 10).  The secured contingent payment obligation is remeasured to fair value at each reporting period with changes recorded in the consolidated statements of comprehensive loss until the contingency is resolved.

Other Liabilities

Other liabilities include $0.4 million received from a third-party litigation funder as an advance against a funding transaction that was under negotiation. Upon the consummation of a financing transaction with the third-party, the upfront payment would be credited against the financing which is expected to be accounted for as a contingent payment obligation at fair value.  If we fail to consummate a funding transaction, we may be obligated to pay, from future patent-related proceeds, an aggregate termination payment equal to five times the upfront payment received.  At December 31, 2019, we believe the carrying value of the liability approximates fair value.

We received an additional $0.6 million in January 2020 from this funder for an aggregate of $1.0 million in upfront payments.  In April 2020, we ceased negotiations with the third-party and, accordingly, we may be obligated to pay a termination fee of up to $5 million from future patent-related proceeds.